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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 2005


                             INTERLINE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


                                  DELAWARE
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                 (State or other jurisdiction of incorporation)


             001-32380                                   03-0542659
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      (Commission File Number)                (IRS Employer Identification No.)



 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
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 (Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code:  (904) 421-1400


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      (d) On August 24, 2005, Interline Brands, Inc., a Delaware corporation (the Registrant) issued a press release announcing changes to its board of directors. A copy of the press release issued by the Registrant concerning the foregoing event is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            EXHIBIT
            NUMBER                            DESCRIPTION
            -------                           -----------

             99.1 Press Release of Interline Brands, Inc., dated August 25, 2005.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERLINE BRANDS, INC.



                                      By: /s/ Laurence W. Howard, III
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                                          Name:  Laurence W. Howard, III
                                          Title: Vice President, General Counsel
                                                 and Secretary




Date: August 25, 2005

                                  INDEX TO EXHIBITS


EXHIBIT
NUMBER                               DESCRIPTION
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99.1           Press Release of Interline Brands, Inc., dated August 25, 2005.